UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): July 28, 2023 (July 26, 2023)

Booz Allen Hamilton Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Booz Allen Hamilton Holding Corporation (the “Company”), the Company’s stockholders approved the 2023 Equity Incentive Plan of Booz Allen Hamilton Holding Corporation (the “2023 Plan”), which was previously adopted by the board of directors (the “Board”) of the Company subject to stockholder approval. The 2023 Plan became effective upon stockholder approval, and replaces and succeeds the Third Amended and Restated Equity Incentive Plan of Booz Allen Hamilton Holding Corporation (as amended and restated effective January 28, 2020) in its entirety. A description of the material terms of the 2023 Plan is included in “Proposal 6 – Approval of the 2023 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 15, 2023 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description of the 2023 Plan is qualified in its entirety by reference to the text of the 2023 Plan, which is set forth in Appendix C to the Proxy Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2023 at the Annual Meeting, the holders of the Company’s Class A common stock approved the adoption of the seventh amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to limit the liability of certain officers of the Company in specific circumstances as permitted by recent amendments to Delaware law and to remove obsolete provisions related to classes of directors.

On July 28, 2023, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in the form previously attached to, and as described in, the Proxy Statement in connection with the Annual Meeting.

Additionally, on and as effective of July 26, 2023, the Company adopted the amended and restated bylaws (the “Amended and Restated Bylaws”). The changes to the Amended and Restated Bylaws include the following:

•	Article I, Section 1.04 (Notice of Meetings; Waiver of Notice). Revised to reflect (1) Section 222(a) of the General Corporation Law of the State of Delaware (the “DGCL”), which sets out requirements for the content of the notice of a stockholder meeting, (2) Section 213(a), which clarifies the date of determination of stockholders of record for an adjourned stockholder meeting, and (3) the amended Sections 222(b) and Section 232(a) of the DGCL, which provides that notice of a stockholder meeting may be given by electronic transmission.

•	Article I, Section 1.05 (Proxies). Revised to reflect that any stockholder not acting on behalf of the Board by soliciting proxies from other stockholders must use a proxy card color other than white, which is reserved for the exclusive use by the Company.

•	Article I, Section 1.06 (Voting Lists). Revised to reflect amended Section 219(a) of the DGCL, which no longer requires the stockholder list to be made available for inspection during the stockholder meeting.

•	Article I, Section 1.09 (Adjournment). Revised to reflect amended Section 222(c) of the DGCL, which clarifies the circumstances under which a meeting of stockholders may be adjourned and the circumstances under which an adjourned meeting can be reconvened without requiring a new notice of meeting.

•	Article I, Section 1.12 (Notice of Stockholder Proposals and Nominations). Revised to (1) establish the number of persons a stockholder may nominate for election to the Board, (2) expand the scope of representations and disclosures required by a stockholder nominee, a stockholder seeking to nominate persons to be elected to the Board or a stockholder seeking to submit proposals regarding other business at a meeting of stockholders to include information regarding such persons or any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, as applicable, (3) enhance and clarify the procedural mechanics in connection with updating information provided in connection with director nominations, (4) address compliance by stockholders with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, commonly referred to as the “universal proxy rule,” and (5) clarify the time periods during which a stockholder may make additional or substitute nominations or proposals.

•	Article II, Section 2.05 (Notice of Meetings; Waiver of Notice). Revised to clarify that notice of a meeting of the Board may be given by electronic transmission.

In addition to the amendments described above, the Amended and Restated Bylaws also incorporate other administrative, clarifying and conforming changes.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on July 26, 2023. The final voting results for each matter submitted to a vote of stockholders are set forth below.

Proposal 1:          Election of Directors

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ralph W. Shrader	103,477,036	4,509,184	35,410	7,798,839
Horacio D. Rozanski	107,186,804	801,673	33,153	7,798,839
Joan Lordi C. Amble	106,146,607	1,829,291	45,732	7,798,839
Melody C. Barnes	107,352,024	627,630	41,976	7,798,839
Michèle A. Flournoy	106,414,185	1,562,003	45,442	7,798,839
Mark Gaumond	104,603,341	3,374,008	44,281	7,798,839
Ellen Jewett	107,791,034	187,032	43,564	7,798,839
Arthur E. Johnson	105,207,196	2,764,975	49,459	7,798,839
Gretchen W. McClain	106,853,022	1,126,683	41,925	7,798,839
Rory P. Read	107,885,295	89,991	46,344	7,798,839
Charles O. Rossotti	104,307,268	3,672,344	42,018	7,798,839

Proposal 2:          The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

For	113,292,851
Against	2,496,689
Abstained	30,929

Proposal 3:          A non-binding advisory vote on the compensation program for the Company's named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

For	104,762,432
Against	3,160,587
Abstained	98,611
Broker Non-Votes	7,798,839

Proposal 4:          A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.

One Year	106,331,662
Two Years	29,370
Three Years	1,626,507
Abstained	34,091
Broker Non-Votes	7,798,839

Proposal 5:          The approval of the adoption of the Seventh Amended and Restated Certificate of Incorporation to, among other things, limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

For	88,827,286
Against	19,146,321
Abstained	48,023
Broker Non-Votes	7,798,839

Proposal 6:          The approval of the 2023 Equity Incentive Plan.

For	105,286,032
Against	2,645,356
Abstained	90,242
Broker Non-Votes	7,798,839

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of Booz Allen Hamilton Holding Corporation

3.2	Amended and Restated Bylaws of Booz Allen Hamilton Holding Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Jacob D. Bernstein
Jacob D. Bernstein
Vice President, Deputy General Counsel and Secretary

Date: July 28, 2023